Non GAAP measures	12 Months Ended
Dec. 31, 2020
Disclosure of non GAAP measures [abstract]
Disclosure of non GAAP measures [text block]

29	Non-GAAP Measures

EBITDA and Adjusted EBITDA is used in the Note 21 Segments as one of the basis of the Segments performance measurement. We calculate EBITDA as net profit plus income taxes, financial expenses (less financial income), depreciation and amortization, and share in loss of joint venture. Adjusted EBITDA is determined by adding back share-based compensation expenses, acquisition-related expenses of business combinations, impairments and fair value remeasurements due to business combinations to EBITDA.